Exhibit 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA AUTHORIZED: 9,800,000 COMMON SHARES, $0.001 PAR VALUE PER SHARE This Certifies That is the owner of Fully Paid and Non - Assessable Common Stock, $0.001 Par Value of ENVISION SOLAR INTERNATIONAL, INC. transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned . This Certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended . This Certificate is not valid until countersigned by the Transfer Agent . IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation . Dated : PRESIDENT SECRE T A R Y Countersigned: CORPOR A TE S T OCK TRANSFER, INC. 3200 Cherry C r eek South Drive, Suite 430 Denve r , CO 80209 By ______________________________________ T ransfer Agent and Registrar Authorized Officer N N 2550 CUSIP 29413Q 20 1 SEE REVERSE FOR CERTAIN DEFINITIONS

ENVISION SOLAR INTERN A TIONAL, INC. CORPOR A TE S T OCK TRANSFER, INC. TRANSFER FEE: AS REQUIRED The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - ____________ Custodian ____________ (Cust) (Minor) under Uniform Gifts to Minors TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common Act ____________________ _____________ (State) Additional abbreviations may also be used though not in the above list. _______________________________________________________________________________________________________________________ PLEASE INSE R T SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE FOR V ALUE RECEIVED, _________________________________________________________ hereby sell, assign and transfer unto ___________________________________________________________________________________________________________ PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POS T AL ZIP CODE OF ASSIGNEE ___________________________________________________________________________________________________________ ___________________________________________________________________________________________________________ ___________________________________________________________________________________________________________ _____________________________________________________________________________________________________ Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________________________________________________________________Attorney to transfer the said stock on the books of the within - named Corporation, with full power of substitution in the premises. Dated: ___________________20________ , Signature: X___________________________________________________________ Signature(s) Guaranteed: Signature: X___________________________________________________________ TH E SIGN A TURE(S ) T O THI S ASSIGNMEN T MUS T CORRESPON D WIT H TH E NAME(S ) A S WRITTE N UPO N TH E F AC E O F TH E CE R TIFIC A TE I N EVE R Y P A R TICULAR , WITHOU T A L TER A TIO N O R ENLARGEMEN T O R AN Y CHANG E WH A TEVER . THE SIGN A TURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARAN T OR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGN A TURE GUARANTEE MEDALLION PROGRAM, PURSUANT T O S.E.C. RULE 17Ad - 15.